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                                                                    EXHIBIT 4.13

                           ACKNOWLEDGMENT AND CONSENT

         THIS ACKNOWLEDGMENT AND CONSENT (this "Agreement") dated as of June 12, 2002 is by and among Merrill Lynch Private Finance Inc., a Delaware corporation ("Lender"), The Boyer Company, L.C., a Utah limited liability company ("Borrower"), HCPI/Utah, LLC, a Delaware limited liability company (the "Down REIT Sub"), each of the entities that is affiliated with Borrower and that is a signatory hereto under the designation "Pledgor" (individually and collectively, as the context requires, "Pledgor"), and Health Care Property Investors, Inc., a Maryland corporation ("HCPI").

                                    RECITALS:

     1. Each Pledgor is a Non-Managing Member of the Down REIT Sub pursuant to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC, dated as of January 20, 1999, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6, 7, 8 and 9 dated as of June 30, 1999, November 12, 1999, January 12, 2000, March 1, 2000, December 1, 2000, March 16, 2001, March 30, 2001, October
1, 2001 and October 30, 2001, respectively (the "LLC Agreement"). Further, each Pledgor is the record owner of the number of Non-Managing Member Units, as set forth opposite such Pledgor's name on Exhibit A attached hereto (collectively, the "Pledged Units"). As of the date of this Agreement, the Pledged Units are evidenced by the LLC Unit Certificates referred to on Exhibit A (collectively, the "Certificates"). All references herein to the Pledged Units shall include all additional or substituted Non-Managing Member Units, from time to time pledged to Lender pursuant to the Loan Agreement, as defined below, and all references herein to the Certificates shall include the Certificates related to such additional or substituted Non-Managing Member Units.

     2. Lender is a party to that certain Loan and Collateral Account Agreement (Demand Loan), dated as of the date hereof, by and among Borrower, Pledgor, Lender and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as such agreement has been or may hereafter be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), whereby Lender has agreed to lend to Borrower from time to time, on a revolving basis, an amount not to exceed $20,000,000 as presently established.


     3. Pursuant to the Loan Agreement, the loan contemplated therein is secured by, inter alia, (i) all of Pledgor's right, title and interest in the Pledged Units, and (ii) all of Pledgor's right, title and interest in the Registration Rights Agreement dated as of June 30, 1999 among Boyer-BPMA Holdings, L.C., a Utah limited liability company ("Boyer-BPMA"), Spring Creek Medical Building, L.L.C., a Utah limited liability company, and HCPI, as amended, and those certain Registration Rights Agreements between each Pledgor (other than Boyer-BPMA) and HCPI, as amended with respect to certain of the Pledged Units (individually and collectively, referred to herein as the "Registration Rights Agreement"). The loan contemplated in the Loan Agreement is also secured, pursuant to the Loan Agreement, by similar collateral security pertaining to HCPI/Utah II, LLC, a Delaware limited liability company ("HCPI/Utah II, LLC") as confirmed in the Acknowledgment and Consent, dated as of the date hereof (the "Utah II Acknowledgment and Consent"), among Lender, Borrower, HCPI, HCPI/Utah II, LLC and certain other pledgors specified therein.


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     4. The parties hereto desire to enter into this Agreement for the purpose of setting forth certain agreements among Lender, Borrower, Pledgor, HCPI and the Down REIT Sub with respect to the Collateral.

     5. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the LLC Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Definitions.  As used in this Agreement, the following terms shall have the
     -----------
     meanings hereinafter set forth unless the context shall otherwise require.

     a. "Collateral" shall mean, collectively, the Pledged Units, the Pledged Shares and any and all securities issued or issuable on the conversion or redemption of the Pledged Units or Pledged Shares, or cash or other distributions of every kind in respect of any of the foregoing.

     b.   "Commission" shall mean the Securities and Exchange Commission.

     c. "Default" shall mean a Remedy Event as defined in the Loan Agreement or a demand under Section 8.3 of the Loan Agreement.

     d. "Material Adverse Effect" shall mean (i) an adverse condition or event material to, (ii) a material adverse effect on, or (iii) a material adverse change in, as the case may be, any one or more of the following: (A) the business, assets, results of operations, financial condition or prospects of HCPI or the Down REIT Sub, as the case may be, or (B) the ability of HCPI or the Down REIT Sub, as the case may be, to perform its obligations under any material contract to which it is a party.

     e. "Pledged Shares" shall mean REIT Shares which are exchanged by HCPI for any Pledged Units which are tendered to HCPI, as the Managing Member of the Down REIT Sub, pursuant to the exchange provisions set forth in Section 8.6 of the LLC Agreement, as the same are amended as provided in Section 7.b.i below.

     f. "Registration Rights" shall mean a Pledgor's rights under the Registration Rights Agreement, as supplemented and modified in Section 7.b below.

     g. "S-3 Expiration Date" means the date on which Form S-3 (or a similar successor form of registration statement) is not available to HCPI for the registration of REIT Shares pursuant to the Securities Act.

     h.   "Securities Act" shall mean the Securities Act of 1933, as amended.

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2.   Acknowledgment of Pledge, etc.

     a. HCPI and the Down REIT Sub hereby agree, acknowledge and approve, as being subject to, but complying with Section 11.3 of the LLC Agreement, (i) the grant by Pledgor to Lender of a security interest in the Collateral pursuant to the Loan Agreement, and (ii) subject to
          Section 7.a below, the Transfer, to Lender or other purchaser at foreclosure, of the Pledged Units upon foreclosure (or transfer in lieu of foreclosure, with each reference herein to foreclosure to include such a transfer) thereon by Lender under or pursuant to the Loan Agreement; provided, however, that such acknowledgement and approval of the Down REIT Sub is not, and shall not be construed to be, the consent to or approval of any other Transfer in the event Lender or other purchaser at foreclosure becomes the owner of any of the Pledged Units. HCPI agrees to note in its and the Down REIT Sub's books and records that the undersigned Pledgors have granted to Lender security interests in the Collateral and agrees that upon delivery to HCPI by Lender of the Certificates evidencing ownership of the Pledged Units, together with original unit powers duly executed by Pledgor in blank in the form attached hereto as Exhibit B, if requested by Lender, HCPI will register in its books and records, or the books and records of the Down REIT Sub, ownership of such Pledged Units in the name of Lender or its nominee. HCPI agrees that it will not register the Pledged Units (or any entitlement to any dividend, distribution or other proceeds thereof) into the name of any person other than the Pledgor listed as the owner thereof on Exhibit A attached hereto, or recognize any person other than such Pledgor as the owner of such Pledged Units, without the prior written consent of Lender.

     b. HCPI and the Down REIT Sub agree that notwithstanding Section 11.3.D of the LLC Agreement, they will not require an opinion of counsel in order for the Down REIT Sub and HCPI to recognize the Pledgor's pledge of the Pledged Units and the grant of a security interest to Lender in the Collateral.

     c. HCPI and the Down REIT Sub hereby acknowledge receipt of copies of the Instructions to Register Security Interest attached hereto as Exhibit C (the "Instructions") and the notice of Lender's security interest contained therein and agree to comply with the terms of the Instructions.

     d. HCPI and the Down REIT Sub hereby agree that by virtue of Lender holding a security interest in the Pledged Units (i) Lender does not and shall not become a Substituted Member under Section 11.4 of the LLC Agreement unless and until Lender forecloses on the Pledged Units and (ii) Lender does not and shall not undertake any obligations or liabilities of Pledgor of any nature whatsoever pertaining to the Pledged Units or under the LLC Agreement, both before or after any foreclosure by Lender on the Pledged Units.

     e. HCPI and the Down REIT Sub acknowledge and agree that upon the execution and delivery to Lender by the Pledgors of this Agreement, the Loan Agreement and all schedules hereto and thereto to which the Pledgors are parties, and the

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                    Certificates, the Pledgors will not be required to sign any other documents or take any other action with respect to the Transfer of the Pledged Units to Lender in connection with the exercise of Lender's rights under this Agreement.

               f. The parties acknowledge and agree that Lender and Borrower may from time to time further modify the Loan Agreement, including by way of adding additional entities as Pledgors thereunder and/or by adding additional Non-Managing Member Units as Pledged Units. Any such additional entities added as Pledgors and/or any existing Pledgors who pledge additional Pledged Units shall concurrently acknowledge their status as parties to this Agreement on such terms and with the same force and effect as if each such entity had originally executed and delivered same. Lender shall give written notice thereof to the Down REIT Sub, HCPI and each Pledgor contemporaneously with any such modification of the Loan Agreement; no written consent or other acknowledgement shall be required from any entity to which such notice is sent as a condition to the effectiveness of the foregoing. Such notice shall include such further amendment and restatement of Exhibit A and Exhibit C to this Agreement as necessary in order to reflect the additional Pledged Units of each such entity added as an additional Pledgor and/or the additional Pledged Units of each such existing Pledgor. Following such notification from Lender, each reference to "Pledgor" in this Agreement shall be understood to include for all purposes any such entity so added to the Loan Agreement.

          3. Notices. Unless and until HCPI has received written notice from Lender to the effect that Lender no longer claims any interest in the Collateral, (a) HCPI shall send to Lender a copy of each notice sent to holders of LLC Units by HCPI under the LLC Agreement as and when it delivers such notice to Pledgor, including any notice of Reduction pursuant to Section 8.6.D of the LLC Agreement, and (b) at the written request of Lender, HCPI shall send to Lender a copy of each other communication, report or other information from time to time sent to Pledgor as holder of the Pledged Units or Pledged Shares.

          4. Amendments to Registration Rights Agreement and the LLC Agreement. Unless and until HCPI has received written notice from Lender to the effect that Lender no longer claims any interest in the Collateral, (a) no amendment of, termination of, or supplement to, the Registration Rights Agreement shall be effective without the prior written consent of Lender, and (b) no amendment of, termination of or supplement to the LLC Agreement for which the consent of any Pledgor is required shall be effective without the prior written consent of Lender, which consent shall not be unreasonably withheld; provided that if written disapproval is not received from Lender within 10 Business Days following receipt by Lender of a written request to approve such amendment (which request shall specifically reference the time limitation imposed by this Section 4), then Lender's approval of such amendment shall be deemed to have been given.

          5.   Distributions, etc.

               a. Following receipt by the Down REIT Sub of written notice (which notice shall specifically reference this Section 5 of this Agreement) from Lender that a

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                    Default has occurred and is continuing (a "Default Notice"):
                    (i) upon the written instruction of Lender and until instructions to the contrary are received from Lender, the Down REIT Sub shall remit to Lender all cash distributions otherwise payable to Pledgor in respect of the Pledged
                    Units, and HCPI shall remit to Lender all cash dividends otherwise payable to Pledgor in respect of the Pledged Shares, of any nature, and (ii) upon the written instruction of Lender and until instructions to the contrary are received from Lender, all rights of Pledgor to exercise the voting or other consensual rights that Pledgor would otherwise be entitled to exercise in respect of the Collateral shall cease, and all such rights (and any other rights Pledgor may have in respect of the Collateral) shall thereupon become vested in Lender, which shall have the sole right to exercise such rights, until further notice from Lender. With respect to cash distributions payable during such time as no event of Default is occurring, each Pledgor hereby directs the Down REIT Sub and/or HCPI, as the case may be, and the Down REIT Sub and/or HCPI, as the case may be, agrees to deposit any and all such dividends and distributions in the following account as set forth in
                    Section 3.1. of the Loan Agreement: 43JO7293. Any amounts paid to the Lender or its designee as contemplated by the terms of the foregoing shall be treated as amounts paid or distributed to Pledgor for all purposes of the LLC
                    Agreement, or other agreement pursuant to which the payment or distribution is made or is required to be made and shall be deemed to satisfy the obligations of the Down REIT Sub or HCPI to make such payment thereunder. Each Pledgor hereby agrees that neither the Down REIT Sub nor HCPI shall be deemed to be in breach of its obligations under, or in violation of the provisions of, any such agreement by virtue of having made such payments in the foregoing manner.

               b. From and after the date of this Agreement, and whether or not a Default has occurred and is continuing, if Pledgor shall become entitled to receive, in connection with any of the Collateral, any:

                    i. LLC Units or stock certificates (including, without limitation, stock certificates relating to the Pledged Shares), including, without limitation, any certificates (1) issued in respect of additional properties contributed by such Pledgor to the Down REIT Sub, or (2) representing a dividend or distribution or issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or partnership units, stock or partnership units split, spin-off, or split-off;

                    ii. Options, warrants, rights or other securities or instruments, whether as an addition to, or in substitution or in exchange for, any of the Collateral, or otherwise;

                    iii. Dividends or distributions payable in property other
                         than cash, including securities issued by other than the issuer of any of the Collateral; or

                    iv.  Any sums paid in redemption of any of the Collateral,

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                    then HCPI shall deliver the same to Lender, to be held by
                    Lender as part of the Collateral. Any amounts paid to the Lender or its designee as contemplated by the terms of the foregoing shall be treated as amounts paid or distributed to Pledgor for all purposes of the LLC Agreement, or other agreement pursuant to which the payment or distribution is made or is required to be made and shall be deemed to satisfy the obligations of the Down REIT Sub or HCPI to make such payment thereunder. Each Pledgor hereby agrees that neither the Down REIT Sub nor HCPI shall be deemed to be in breach of its obligations under, or in violation of the provisions of, any such agreement by virtue of having made such payments in the foregoing manner.

          6.   Registration Rights and Registration Statements.

               a. Shelf Registration Statement. HCPI hereby represents and warrants to Lender that it has filed pursuant to the Securities Act, and has kept continuously effective, a registration statement on Form S-3, dated January 27, 2000 (such registration statement, including all amendments (including post-effective amendments) and all exhibits thereto and materials incorporated by reference therein, the "Shelf Registration Statement") that relates to the offer and sale of certain REIT Shares issued or to be issued by the Down REIT Sub upon exchange of those Pledged Units described on Exhibit D attached hereto (the "Registered Pledged Units"). HCPI hereby agrees, if not so amended prior to the date of this Agreement, to amend and supplement the Shelf Registration Statement within 10 Business Days after the date of this Agreement and to file such amendment and supplement with the Commission as required by Rule 424 or similar rule that may be adopted under the Securities Act to include Lender as a "Selling Shareholder" thereunder.

               b. Registration Rights. In addition to the specific registration rights set forth in this Agreement, in the name of and on behalf of Pledgor, Lender shall have the right to exercise Pledgor's Registration Rights with respect to any Pledged Units then owned by Pledgor and held by Lender, including without limitation (i) subject to the terms and conditions of the Registration Rights Agreement, the right to enforce the applicable provisions of the Registration Rights Agreement pertaining to HCPI's obligation to file with the commission a registration statement on Form S-3 (the "Issuance Registration Statement") covering, among other things, the issuance to Lender of REIT Shares issued or to be issued by the Down REIT Sub upon exchange of those Pledged Units described on Exhibit E attached hereto and naming Lender as a "Selling Shareholder" thereunder and (ii) the right to request, at the times and in the manner set forth in the Registration Rights Agreement, HCPI to register for sale under the Securities Act any Pledged Shares issuable or issued upon exchange of Pledged Units; provided, however, that, in the case of a Demand Registration pursuant to Section 3.1(a) of the Registration Rights Agreement, the Down REIT Sub agrees that Lender shall not be subject to the once-every-twelve-months limitation set forth in clause (i) thereof (provided that if at any time Lender has exercised a Demand Registration right in the previous twelve month period, for which the Down REIT Sub or HCPI has paid the expenses thereof, as provided in Section 3.4 of the Registration Rights

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                    Agreement, Lender shall pay the expenses described in
                    Section 3.4 of the Registration Rights Agreement in connection with the filing of such Demand Registration), nor shall Lender be subject to the $1,000,000 minimum requirement referred to in clause (ii) thereof if Lender is exercising Demand Registration Rights with respect to all of the Pledged Shares it owns or has the right to acquire upon an Exchange. Pledgor hereby irrevocably appoints Lender as his attorney-in-fact to exercise any such Registration Rights, and irrevocably instructs HCPI to honor any such exercise by Lender of Pledgor's Registration Rights.

          7.   Rights upon Remedy Events.

               a. Restrictions on Transfer Upon foreclosure of any Pledged Units, the Lender shall be entitled to Transfer such Pledged Units, in whole or in part, subject to applicable restrictions set forth in Section 11.3 through 11.6 of the LLC Agreement; provided, however, that HCPI and the Down REIT Sub acknowledge and agree that (i) the provisions of
                    Section 11.6.C shall not apply to any foreclosure by Lender on any Pledged Units, (ii) to the extent any such restrictions require the consent of HCPI or the Down REIT Sub, HCPI and the Down REIT Sub hereby provide their consent to such foreclosure, (iii) if Lender or a purchaser of Pledged Units at foreclosure is prohibited from becoming a Substituted Member of HCPI, Lender or such purchaser may become an Assignee in accordance with such restrictions,
                    (iv) the Down REIT Sub shall conduct its business in the ordinary course in accordance with past practices, and (v) neither Lender nor any purchaser of Pledged Units or Pledged Shares at foreclosure shall be obligated to assume, or otherwise be responsible for, any obligation a Pledgor may have under the LLC Agreement or any other obligation of Pledgor accrued prior to foreclosure under the LLC Agreement; provided that nothing in this subclause 7.a.(v) shall release or reduce any prior obligations of a Pledgor to HCPI or the Down REIT Sub, it being acknowledged and agreed by the Down REIT Sub or HCPI that the Down REIT Sub and HCPI have recourse against any such Pledgor only and not against Lender. HCPI further acknowledges and agrees that the aforesaid restrictions do not apply to Pledged Shares. Lender acknowledges and agrees that the Pledged Shares are subject to certain restrictions on ownership and transfer as set forth in the Charter of the HCPI, as amended from time to time.

               b. Exchange of Pledged Shares; Foreclosure. In addition to (i) Lender's rights under Section 5 of this Agreement, (ii) Lender's rights as a pledgee, transferee or Assignee at foreclosure of LLC Units or a Membership Interest as provided in the LLC Agreement, and (iii) any and all other rights Lender may have in respect of a Default under any other agreement, document or instrument, or under applicable law, upon the occurrence of any one or more Defaults (including, without limitation, the right of Lender to exercise its rights under the Loan Agreement to foreclose on or acquire the entire interest of Pledgor in all or any portion of any Collateral), Lender shall thereupon and thereafter during the continuance thereof

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          have the right, in its sole and absolute discretion, to do or cause to be done any one or more of the following:

          i.   Exchange of Registered Pledged Units.

               Lender shall have the right, upon written notice to the Down REIT Sub and in the name of and on behalf of Pledgor, to exercise Pledgor's exchange rights and require HCPI to exchange all or any portion (as selected and in such order as Lender may elect in its sole discretion) of the Registered Pledged Units in accordance with Section 8.6.A of the LLC Agreement (the "Exchange Rights"). Any request for such exchange shall be made on the form of Notice of Exchange attached hereto as Exhibit F. Pledgor hereby irrevocably appoints Lender as its attorney-in-fact to exercise such Exchange Rights, and irrevocably instructs the Down REIT Sub and HCPI to honor any such exercise by Lender of the Exchange Rights. HCPI hereby agrees that upon any such exercise of the Exchange Rights, HCPI shall deliver the entire Cash Amount or REIT Shares to Lender, in each case without deduction in respect of any claim which HCPI or the Down REIT Sub may from time to time have of any nature or kind against Pledgor (other than with respect to any withholding tax obligation imposed by law on the Down REIT Sub with respect to any amount distributable or allocable to a Pledgor in respect of Registered Pledged Units, as contemplated in Section 5.3 of the LLC Agreement).

               In addition to the foregoing, the second sentence of Section 8.6.A of the LLC Agreement is hereby amended with respect to Lender to provide that notwithstanding the first sentence of
               Section 8.6.A of the LLC Agreement, after, or concurrently with, receipt by HCPI of any Default Notice, the Lender shall have the right to (i) tender Registered Pledged Units for Exchange (subject to the following terms and conditions of Section 8.6.A of the LLC Agreement) and require the Down REIT Sub to acquire up to the number of Registered Pledged Units specified in the Notice of Exchange as referred to in the definition of "Specified Exchange Date" set forth in subparagraph (c) immediately following; provided, however that Lender may tender Registered Pledged Units for Exchange hereunder once, irrespective of the aggregate market value of such Registered Pledged Units, and an unlimited number of times, provided the aggregate market value of such Registered Pledged Units is at least $1,000,000 on the date of any such Notice of Exchange.

               In connection with the foregoing, the definition of the term "Specified Exchange Date" in the LLC Agreement shall, with respect to Lender and only with respect to Lender, be amended to read as follows:

                    "Specified Exchange Date" means in the case of an Exchange pursuant to Section 8.6.A hereof, that date specified by Lender in a Notice of Exchange to the

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                    Company; provided, however, that such date shall in no event be less than fourteen (14) days (or if such day is not a Business Day, the next following Business Day) after HCPI's receipt of such Notice of Exchange and provided further that the Specified Exchange Date, as well as the closing of an Exchange on the Specified Exchange Date, may be deferred in the Managing Member's sole and absolute discretion, for such time as may be reasonably required to effect, as applicable,
                    (i) necessary funding arrangements, (ii) compliance with the Securities Act or other applicable laws (including, but not limited to, (a) state "blue sky" or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the Hart Scott Rodino
                    Antitrust Improvements Act of 1976, as amended, and (iii) satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature (provided that in no event shall such Exchange be delayed more than 30 days in the aggregate with respect to (i) and (iii) above, or more than 150 days in the aggregate with respect to (ii) above.

     ii. Put for Unregistered Pledged Units.

         Until such time as HCPI has filed, pursuant to Section 6 of this Agreement, (i) an amendment to the Shelf Registration Statement, and
         (ii) the Issuance Registration Statement, as the case may be, Lender shall have the right upon written notice to HCPI in the form of Deficiency Notice attached hereto as Exhibit G (a "Deficiency Notice"), to exchange all or any portion of the Unregistered Pledged Units for one or more cash payments from HCPI on any foreclosure of the Unregistered Pledged Units, where the cash or fair market value of Pledged Shares (determined based on the closing price of the REIT Shares on the date of the Deficiency Notice, as reported on the New York Stock Exchange or such other exchange on which the REIT Shares are then listed) issued on exchange of Registered Pledged Units will be insufficient to satisfy Borrower's Obligations (as defined in the Loan Agreement) under the Loan Agreement, in an amount (the "Unregistered Units Cash Payment") equal to (i) the fair market value of such Unregistered Pledged Units (determined based on the closing price of the REIT Shares on the date of the Deficiency Notice on the New York Stock Exchange or such other exchange on which the REIT Shares are then listed), multiplied by (ii) the number of such Unregistered Pledged Units exchanged, less (iii) 1% of the product of (i) and (ii). Each Unregistered Units Cash Payment shall be payable by HCPI within 14 days following its receipt of the Deficiency Notice with respect thereto; provided, however, that at such time as Lender receives written notice from HCPI of the filing and effectiveness

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                    of the Issuance Registration Statement, Lender's rights
                    pursuant to this Section 7.b.ii shall terminate with respect to any such Unregistered Pledged Units covered by such registration, so long as such registration remains effective. In the event and to the extent that any registration statement with respect to any Pledged Units ceases to be effective, the provisions of this Section 7.b.ii shall again apply with respect to all affected Pledged Units and/or Pledged Shares.

                    Notwithstanding the provisions of Section 7.b.ii above, but subject to Section 7.b.iii below and Section 7.b.iii of the Utah II Acknowledgement and Consent, Lender agrees that to the extent Lender has the right to exchange Registered Pledged Units under either this Agreement or under the Utah II Acknowledgment and Consent on or before the specified date in the applicable Notice of Exchange, Lender shall exercise any and all such exchange rights hereunder and thereunder, prior to delivering a Deficiency Notice under
                    Section 7.b.ii above.

               iii. Put for Exchange Delays in Pledged Units. Notwithstanding
                    anything to the contrary in this Agreement, in the event that the Specified Exchange Date under Section 7.b.i is deferred to a date that is later than the date specified in the applicable Notice of Exchange and where the cash or fair market value of the Pledged Units (determined based on the closing price of the REIT Shares on the date of the Deficiency Notice on the New York Stock Exchange or such other exchange on which the REIT Shares are then listed), if any, which may be exchanged on or before the specified date in the applicable Notice of Exchange will be insufficient to satisfy Borrower's Obligations (as defined in the Loan Agreement) under the Loan Agreement, Lender shall have the right, upon providing a Deficiency Notice to HCPI, to exchange all or any portion of the affected Pledged Units for one or more cash payments from HCPI in an amount (the "Exchange Delay Cash Payment") equal to (i) the fair market value (determined based on the closing price of the REIT Shares on the date of the Deficiency Notice on the New York Stock Exchange or such other exchange on which the REIT Shares are then listed) of such affected Pledged Units, multiplied by (ii) the number of such affected Pledged Units to be exchanged, less (iii) 1% of the product of (i) and
                    (ii). Each Exchange Delay Cash Payment shall be payable by HCPI within 14 days following its receipt of the Deficiency Notice with respect thereto.

                    In addition, the parties hereto agree and acknowledge that the obligation of HCPI, HCPI/Utah II, LLC and/or the Down REIT Sub, as the case may be, to make Unregistered Units Cash Payments and/or Exchange Delay Cash Payments under this
                    Section 7 and under Section 7 of the Utah II Acknowledgment and Consent shall not exceed, in the aggregate, $20,000,000.

               iv. Concurrent Exercise. The rights exercisable by Lender under this Section 7.b may be invoked before or after foreclosure under the Loan Agreement in Lender's sole discretion, and all without further notice to or any requirement of consent by Pledgor, which hereby irrevocably and unconditionally waives any right to give any contrary instructions to HCPI. All parties acknowledge that Lender desires to consummate any necessary foreclosure under the Loan Agreement on a basis that such foreclosure occurs concurrent with the closing of an Exchange; all parties agree to cooperate reasonably with Lender to that end. HCPI agrees that it will not act on any separate instructions or communications from Pledgor pertaining to the Pledged Units or Pledged Shares or Registration Rights Agreement without the express written consent of Lender. Nothing in this subparagraph (v) shall in any way obligate Lender to consummate any necessary foreclosure under the Loan Agreement in the manner referred to above; Lender may, in its sole discretion, determine that another method of realization upon the Collateral is preferable or required, and such determination by Lender shall in no manner limit or restrict the obligations of Borrower, Pledgor or any other person or entity with respect to the loans contemplated herein.

               v. Foreclosure. Subject to the terms and conditions of the Loan Agreement, Lender shall have the right to foreclose on or acquire the entire interest of Pledgor in all or any portion of any Pledged Shares (including all of Pledgor's right, title and interest in the Registration Rights Agreement to the extent applicable to such Pledged Shares) owned by Pledgor, by foreclosure or in any other manner. In the event that Lender elects to exercise its rights under this Section 7.b.v, Lender shall deliver to HCPI a notice of its intent to do so no later than 10 Business Days prior to the date of any sale, public or private, or of any transfer in lieu of foreclosure, and HCPI (without limitation on its own right, under applicable law, to participate in any sale or other disposition of any of the Collateral) shall reasonably cooperate, at no expense to itself, with Lender in completing its foreclosure on the affected Pledged Shares in compliance with applicable laws, including, if applicable, all actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) of the Securities Act, so as to enable the Lender to sell such Pledged Shares without registration under the Securities Act.

8. Representations and Warranties by the Down REIT Sub and HCPI. The Down REIT Sub and HCPI hereby represent and warrant to Lender as follows as of the date hereof:

     a. LLC Agreement. A true and correct copy of the LLC Agreement as in effect as of the date hereof is attached as Exhibit H hereto.

     b. Organization And Authority of the Down REIT Sub. The Down REIT Sub has been duly formed, is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification except where the absence of such qualification would not have a Material Adverse Effect. The Down REIT Sub has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to carry on its business as now conducted and as proposed to be conducted except as would not have a Material Adverse Effect, and to execute and deliver this Agreement and to perform its obligations hereunder.

               c. Authorization by the Down REIT Sub; Binding Effect. The Down REIT Sub has by all necessary action duly authorized (i) the execution and delivery of this Agreement and (ii) the performance of its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of the Down REIT Sub, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

               d. Pledged Units; Managing Member of the Down REIT Sub. All of the Pledged Units are validly issued and non-assessable. The identity of the registered owners, the total number of Pledged Units and the corresponding Certificates evidencing ownership thereof are accurately set forth on Exhibit A attached hereto. No security interest in the Pledged Units has been registered on the records of the Down REIT Sub (or its transfer agent). HCPI is the sole Managing Member of the Down REIT Sub and owns the only Managing Member Units thereof.

               e. Organization and Authority of HCPI. HCPI is a corporation duly organized, validly existing and in good standing under the laws of Maryland, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification except where the absence of such qualification would not have a Material Adverse Effect. HCPI has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to carry on its business as now conducted and as proposed to be conducted except as would not have a Material Adverse Effect, and to execute and deliver this Agreement and to perform its obligations hereunder.

               f. No Claims. To their knowledge, neither HCPI nor the Down REIT Sub has any existing claim, defense, setoff or right of recoupment under the LLC Agreement, any other agreement, or any law, rule or regulation, against or with respect to (i) any of the Pledged Units, (ii) any of REIT Shares that may be issuable or any amount that may be payable in connection with the exchange of any Pledged Units or (iii) any obligation of Pledgor under the LLC Agreement or any other agreement with respect to any of the Pledged Units, any of the REIT Shares that may be issued or any amount that may be payable in connection with the redemption of any Pledged Units.

     g. Authorization by HCPI; Binding Effect. HCPI has by all necessary action duly authorized the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of HCPI, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

     h. HCPI Status. HCPI is organized in conformity with the requirements for qualification as a real estate investment trust under the Code and its ownership and method of operation enables it to meet the requirements for taxation as a real estate investment trust under the Code.

     i. No Conflict. The execution, delivery and performance by HCPI of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not violate any provision of the charter or bylaws of HCPI, or the LLC Agreement, or any contractual or other undertaking by which HCPI or any of its assets are bound. As of the date of this Agreement, the Pledged Units are not evidenced by writing or certificate except by the Certificates expressly referred to on Exhibit A hereto.

     j. Registration Rights Agreement. A true and complete copy of the Registration Rights Agreement, including any amendments and supplements thereto, is attached to this Agreement as Exhibit I. The Registration Rights Agreement remains in full force and effect as of the date of this Agreement, and is the legal, valid and binding obligation of HCPI enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

     k. Governmental or Other Approvals. No governmental or other approval is or will be required in connection with the execution, delivery and performance by the Down REIT Sub or HCPI of this Agreement or the transactions contemplated hereby or to ensure the legality, validity or enforceability hereof.

9. Representations and Warranties by Pledgor. To its knowledge, Pledgor does not have any existing claims, defenses, setoff rights or rights of recoupment under the LLC Agreement, under any other agreement, or any law, rule or regulation, against or with respect to any obligation of either HCPI or the Down REIT Sub under the LLC Agreement or any other agreement.

10. Compliance with Securities Laws. Lender, Borrower and Pledgor hereby acknowledge that a portion of the Collateral has not been registered for sale under the Securities Act, that Lender may be unable to effect a public sale (under applicable provisions of the Uniform Commercial Code) of all or any part of the Collateral, and subject to the restrictions on transfer described above, may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Lender and Pledgors hereby further acknowledge that any such private sales may be at prices and on terms less favorable than those of public sales.

     11. Liability to Pledgor. Pledgor and Borrower assume all risks of the acts or omissions of Lender with respect to its exercise of its rights hereunder. Neither the Down REIT Sub, HCPI, nor any of their officers, directors, partners, employees or agents shall be liable or responsible for any acts or omissions of the Lender, including without limitation the validity of any determination by Lender that a Default has occurred or is continuing, nor shall any of such persons have any responsibility for investigation into the facts and circumstances giving rise to any such determination by Lender, nor shall any such person be liable or responsible for following the instructions of Lender in accordance with this Agreement regardless of any notice, information or instructions to the contrary received by HCPI from Pledgor or any other person, including without limitation following instruction of Lender (a) to remit distributions by the Down REIT Sub made in respect of the Pledged Units, and distributions of HCPI made in respect of Pledged Shares, to Lender, pursuant to Section 5 above,
          (b) to terminate the voting and/or other consensual rights of Pledgor (and consider such right to have vested in Lender) pursuant to Section 5 above, (c) to exercise Pledgor's Exchange Rights in the name of and on behalf of Pledgor pursuant to Section 7 above, or (d) to exercise Pledgor's Registration Rights in the name of and on behalf of Pledgor, pursuant to Section 6 above.

     12. Separate Actions; Waiver of Statute of Limitations. The obligations of HCPI and Pledgor hereunder shall be in addition to any obligations of Pledgor under the Loan Agreement. Without limiting the provisions of the Loan Agreement, a separate action or actions may be brought and prosecuted against any one or more of the parties hereto whether or not action is brought against any other person or whether any other person is joined in any such action or actions. HCPI and Pledgor acknowledge that there are no conditions precedent to the effectiveness of this Agreement and that this Agreement is in full force and effect and is binding on such person as of the date hereof. To the extent permitted under applicable law, Pledgor waives the benefit of any statute of limitations affecting such person's liability hereunder or the enforcement thereof. Lender hereby agrees that neither the Down REIT Sub nor HCPI shall have any obligation or liability under the Loan Agreement or any other agreement related to the loan contemplated by the Loan Agreement except as expressly set forth herein and in the Instructions. Pledgor agrees that nothing set forth herein shall alter, diminish or otherwise affect its obligations under the LLC Agreement or any other agreement between Pledgor and HCPI or the Down REIT Sub relating to the Pledged Units or Pledged Shares.

     13. Continuing Obligations. Borrower and Pledgor shall indemnify and hold harmless Lender from and against any and all obligations, claims, losses, liabilities, damages, expenses or costs (including reasonable attorneys' fees and expenses and fees and expenses of expert witnesses) arising from or in any way connected with the obligations or liabilities of either such person with respect to agreements, documents or other instruments, whether now existing or hereafter incurred, or the conditions and obligations to be observed and performed by Borrower or Pledgor under any agreement, document or other instrument relating to the Collateral, except for those arising from Lender's gross negligence or willful misconduct. In addition, Borrower shall indemnify and hold harmless Lender from and against any and all obligations, claims, losses, liabilities, damages, expenses or costs (including reasonable attorneys' fees and expenses and fees and expenses of expert witnesses) arising from or in any way connected with the exercise by Lender of any rights or remedies under the Loan Agreement or this Agreement with respect to the Collateral, including, without limitation, all costs and expenses associated with the exercise of any foreclosure rights and/or exchange rights pursuant to Section 6.b above or otherwise.

    14. Appointment as Attorney-in-Fact. Pledgor hereby appoints Lender as its true and lawful attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments either in the name of Pledgor or in the name of Lender, which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest; provided, that nothing in this section shall require the Lender to take any action or execute any instruments.

    15. Notices. Any notice, demand, request or report required or permitted to be given or made to a party to this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication (including by telecopy, facsimile, or commercial courier service) (a) in the case of a Pledgor, to that Pledgor at the address set forth below and (ii) in the case of each other party, at its address for notices set forth below or at such other address as such party may give notice of in accordance with the provisions of this
         Section:

              Borrower and each Pledgor:    c/o The Boyer Company, L.C.
                                            127 South 500 East, Suite 100
                                            Salt Lake City, Utah 84102
                                            Attention: Brian Gochnour
                                            Telephone No.: 801-521-4781
                                            Telecopier: 801-521-4793

              Lender:                       Merrill Lynch Private Finance Inc.
                                            2049 Century Park East, Suite 1100
                                            Los Angeles, CA  90067
                                            Attention: Jay D. Sanders
                                            Telephone No.: 310-407-4943
                                            Telecopier: 310-284-2835

              HCPI and/or Down REIT Sub:    Health Care Property Investors, Inc.
                                            4675 MacArthur Court, Suite 900
                                            Newport Beach, California 92660
                                            Attention:  Legal Department
                                            Telephone No.: (949) 221-0600
                                            Telecopier: (949) 221-0607

    16. Assignments. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing contained herein, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

    17. Governing Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in that State, without regard to conflict of laws principles.

    18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one agreement. This Agreement may be executed and delivered by facsimile.

    19. Entire Agreement; Amendments. This Agreement (including the instruments between the parties referred to herein) constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. All references to sections, subsections, clauses, exhibits and schedules shall be deemed references to such part of this Agreement, unless the context shall otherwise require. No provisions of this Agreement may be effectively waived, changed or amended, or the termination or discharge thereof agreed to or acknowledged, orally, but only by an agreement in writing signed by the party against whom the enforcement of any waiver, change, amendment, termination or discharge is sought.

    20. Headings. The headings contained in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

    21. Invalidity. If any provision of this Agreement is held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect.

    22. Attorneys' Fees. In the event of any controversy, claim or dispute between the parties hereto arising out of or relating to this Agreement or any of the documents provided for herein, or the breach thereof, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees, expenses and costs.

                  [Remainder of page intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                 LENDER:

                                 MERRILL LYNCH PRIVATE FINANCE INC.,
                                 a Delaware corporation

                                 By:           /s/ Authorized Signatory
                                    -----------------------------------------
                                 Date:         6/12/02
                                      ---------------------------------------
                                 Title:        Director
                                       --------------------------------------

                                 BORROWER:

                                 THE BOYER COMPANY, L.C.,
                                 a Utah limited liability company

                                 By:           /s/ Steve Ostler
                                    -----------------------------------------
                                 Date:         6/12/02
                                      ---------------------------------------
                                 Title:        Manager
                                       --------------------------------------

                                 THE DOWN REIT SUB:

                                 HCPI/UTAH, LLC,
                                 a Delaware limited liability company

                                    By: HEALTH CARE PROPERTY
                                        INVESTORS, INC., its Managing Member

                                        By:           /s/ Edward J. Henning
                                           ----------------------------------
                                        Date:         6/12/02
                                             --------------------------------
                                        Title:        Senior Vice President
                                              -------------------------------

                                 HCPI:

                                 HEALTH CARE PROPERTY INVESTORS, INC.,
                                 a Maryland corporation

                                 By:           /s/ Edward J. Henning
                                    -----------------------------------------
                                 Date:         6/12/02
                                      ---------------------------------------
                                 Title:        Senior Vice President
                                       --------------------------------------

                                 PLEDGORS:

                                 AMARILLO BELL ASSOCIATES,
                                 a Utah general partnership

                                    By:  THE BOYER COMPANY, L.C.,
                                         its Partner

                                         By:            /s/ Steve Ostler
                                            --------------------------------
                                         Date:          6/12/02
                                              ------------------------------
                                         Title:         Manager
                                               -----------------------------

                                 BOYER-BPMA HOLDINGS, L.C.,
                                 a Utah limited liability company

                                    By:  THE BOYER COMPANY, L.C.,
                                         its Manager

                                         By:            /s/ Steve Ostler
                                            --------------------------------
                                         Name:          Steve Ostler
                                              ------------------------------
                                         Title:         Manager
                                               -----------------------------

                                 BOYER CASTLE DALE MEDICAL CLINIC,
                                 L.L.C., a Utah limited liability company

                                    By:  THE BOYER COMPANY, L.C.,
                                         its Manager

                                         By:            /s/ Steve Ostler
                                            --------------------------------
                                         Name:          Steve Ostler
                                              ------------------------------
                                         Title:         Manager
                                               -----------------------------

                                   PLEDGORS:

                                   BOYER CENTERVILLE CLINIC COMPANY,
                                   L.C., a Utah limited liability company

                                      By:  THE BOYER COMPANY, L.C.,
                                           its Manager

                                           By:            /s/ Steve Ostler
                                              ----------------------------------
                                           Name:          Steve Ostler
                                                --------------------------------
                                           Title:         Manager
                                                 -------------------------------

                                   BOYER DAVIS NORTH MEDICAL ASSOCIATES,
                                   LTD., a Utah limited partnership

                                      By:  THE BOYER COMPANY, L.C.,
                                           its General Partner

                                           By:            /s/ Steve Ostler
                                              ----------------------------------
                                           Name:          Steve Ostler
                                                --------------------------------
                                           Title:         Manager
                                                 -------------------------------

                                   BOYER DESERT SPRINGS, L.C.,
                                   a Utah limited liability company

                                      By:  THE BOYER COMPANY, L.C.,
                                           its Manager

                                           By:            /s/ Steve Ostler
                                              ----------------------------------
                                           Name:          Steve Ostler
                                                --------------------------------
                                           Title:         Manager
                                                 -------------------------------

                                   BOYER ELKO, L.C.,
                                   a Utah limited liability company

                                      By:  THE BOYER COMPANY, L.C.,
                                           its Manager

                                           By:            /s/ Steve Ostler
                                              ----------------------------------
                                           Name:          Steve Ostler
                                                --------------------------------
                                           Title:         Manager
                                                 -------------------------------

                           PLEDGORS:

                           BOYER GRANTSVILLE MEDICAL, L.C.,
                           a Utah limited liability company

                              By:   THE BOYER COMPANY, L.C.,
                                    its Manager

                                    By:           /s/ Steve Ostler
                                       -----------------------------------------
                                    Name:         Steve Ostler
                                         ---------------------------------------
                                    Title:        Manager
                                          --------------------------------------

                           BOYER IOMEGA, L.C.,
                           a Utah limited liability company

                              By:   THE BOYER COMPANY, L.C.,
                                    its Manager

                                    By:           /s/ Steve Ostler
                                       -----------------------------------------
                                    Name:         Steve Ostler
                                         ---------------------------------------
                                    Title:        Manager
                                          --------------------------------------

                           BOYER MCKAY-DEE ASSOCIATES, LTD.,
                           a Utah limited partnership

                              By:   BOYER MEDICAL SURGICAL
                                    ASSOCIATES, LTD., its General Partner

                                    By:   THE BOYER COMPANY, L.C.,
                                          its General Partner

                                          By:          /s/ Steve Ostler
                                             -----------------------------------
                                          Name:        Steve Ostler
                                               ---------------------------------
                                          Title:       Manager
                                                --------------------------------

                           BOYER-OGDEN MEDICAL ASSOCIATES, LTD.,
                           a Utah limited partnership

                              By:   THE BOYER COMPANY, L.C.,
                                    its General Partner

                                    By:           /s/ Steve Ostler
                                       -----------------------------------------
                                    Name:         Steve Ostler
                                         ---------------------------------------
                                    Title:        Manager
                                          --------------------------------------

                              PLEDGORS:

                              BOYER-OGDEN MEDICAL ASSOCIATES NO. 2,
                              LTD., a Utah limited partnership

                                 By:   THE BOYER COMPANY, L.C.,
                                       its General Partner

                                       By:           /s/ Steve Ostler
                                          -------------------------------------
                                       Name:         Steve Ostler
                                            -----------------------------------
                                       Title:        Manager
                                             ----------------------------------

                              BOYER PRIMARY CARE CLINICS ASSOCIATES, LTD.
                              #2, a Utah limited partnership

                                 By:   THE BOYER COMPANY, L.C.,
                                       its General Partner

                                       By:           /s/ Steve Ostler
                                          -------------------------------------
                                       Name:         Steve Ostler
                                            -----------------------------------
                                       Title:        Manager
                                             ----------------------------------

                              BOYER-SALT LAKE INDUSTRIAL CLINIC
                              ASSOCIATES, LTD., a Utah limited partnership

                                 By:   THE BOYER COMPANY, L.C.,
                                       its General Partner

                                       By:           /s/ Steve Ostler
                                          -------------------------------------
                                       Name:         Steve Ostler
                                            -----------------------------------
                                       Title:        Manager
                                             ----------------------------------

                              BOYER SPRINGVILLE, L.C.,
                              a Utah limited liability company

                                 By:   THE BOYER COMPANY, L.C.,
                                       its Manager

                                       By:           /s/ Steve Ostler
                                          -------------------------------------
                                       Name:         Steve Ostler
                                            -----------------------------------
                                       Title:        Manager
                                             ----------------------------------

                                PLEDGORS:

                                BOYER-ST. MARKS MEDICAL ASSOCIATES,
                                LTD., a Utah limited partnership

                                   By:   THE BOYER COMPANY, L.C.,
                                         its General Partner

                                         By:           /s/ Steve Ostler
                                            -----------------------------------
                                         Name:         Steve Ostler
                                              ---------------------------------
                                         Title:        Manager
                                               --------------------------------

                                BOYER ST. MARK'S MEDICAL ASSOCIATES
                                #2, LTD., a Utah limited partnership

                                   By:   THE BOYER COMPANY, L.C.,
                                         its General Partner

                                         By:           /s/ Steve Ostler
                                            -----------------------------------
                                         Name:         Steve Ostler
                                              ---------------------------------
                                         Title:        Manager
                                               --------------------------------

                                    EXHIBIT A

                                  PLEDGED UNITS

------------------------------------------------------------------------------------------------------
              Member Name                            Certificate Nos.         Number of Non-Managing
                                                                               Member Units Pledged
------------------------------------------------------------------------------------------------------
Amarillo Bell Associates                            105, 106, 128, 129                29,189
------------------------------------------------------------------------------------------------------
Boyer-BPMA Holdings, L.C.                                   88                        13,093
------------------------------------------------------------------------------------------------------
Boyer Castle Dale Medical Clinic, L.L.C.                    72                         5,595
------------------------------------------------------------------------------------------------------
Boyer Centerville Clinic Company, L.C.                    48, 49                      11,740
------------------------------------------------------------------------------------------------------
Boyer Davis North Medical Associates, Ltd.                  95                         8,977
------------------------------------------------------------------------------------------------------
Boyer Desert Springs, L.C.                             82, 101, 108                  162,538
------------------------------------------------------------------------------------------------------
Boyer Elko, L.C.                                            62                        18,988
------------------------------------------------------------------------------------------------------
Boyer Grantsville Medical, L.C.                           55, 56                       3,737
------------------------------------------------------------------------------------------------------
Boyer Iomega, L.C.                                        67, 68                      55,723
------------------------------------------------------------------------------------------------------
Boyer McKay-Dee Associates, Ltd.                        24, 25, 27                    63,275
------------------------------------------------------------------------------------------------------
Boyer-Ogden Medical Associates, Ltd.                      28, 29                         628
------------------------------------------------------------------------------------------------------
Boyer-Ogden Medical Associates No. 2, Ltd.                  32                        29,277
------------------------------------------------------------------------------------------------------
Boyer Primary Care Clinics Associates, Ltd. #2            41, 42                      14,685
------------------------------------------------------------------------------------------------------
Boyer-Salt Lake Industrial Clinic Associates, Ltd.        36, 37                       9,880
------------------------------------------------------------------------------------------------------
Boyer Springville, L.C.                                     76                        33,344
------------------------------------------------------------------------------------------------------
Boyer-St. Marks Medical Associates, Ltd.                  123, 126                    86,680
------------------------------------------------------------------------------------------------------
Boyer St. Mark's Medical Associates #2, Ltd.               20, 21                     36,836
------------------------------------------------------------------------------------------------------
                                                           TOTAL:                    584,185
------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                             IRREVOCABLE UNIT POWER

                                    EXHIBIT C

                                THE INSTRUCTIONS

                                    EXHIBIT D

                            REGISTERED PLEDGED UNITS

-----------------------------------------------------------------------------------------------
                         Member Name                     Certificate     Number of Registered
                                                             No.         Pledged Units Owned
-----------------------------------------------------------------------------------------------
Boyer Castle Dale Medical Clinic, L.L.C.                     72                  5,595
-----------------------------------------------------------------------------------------------
Boyer Centerville Clinic Company, L.C.                      48,49               11,740
-----------------------------------------------------------------------------------------------
Boyer Desert Springs, L.C.                                   82                 86,506
-----------------------------------------------------------------------------------------------
Boyer Elko, L.C.                                             62                 18,988
-----------------------------------------------------------------------------------------------
Boyer Grantsville Medical, L.C.                            55, 56                3,737
-----------------------------------------------------------------------------------------------
Boyer Iomega, L.C.                                         67, 68               55,723
-----------------------------------------------------------------------------------------------
Boyer McKay-Dee Associates, Ltd.                         24, 25, 27             63,275
-----------------------------------------------------------------------------------------------
Boyer-Ogden Medical Associates, Ltd.                       28, 29                  628
-----------------------------------------------------------------------------------------------
Boyer-Ogden Medical Associates No. 2, Ltd.                   32                 29,277
-----------------------------------------------------------------------------------------------
Boyer Primary Care Clinics Associates, Ltd. #2             41, 42               14,685
-----------------------------------------------------------------------------------------------
Boyer-Salt Lake Industrial Clinic Associates, Ltd.         36, 37                9,880
-----------------------------------------------------------------------------------------------
Boyer Springville, L.C.                                      76                 33,344
-----------------------------------------------------------------------------------------------
Boyer-St. Marks Medical Associates, Ltd.                  123, 126              86,680
-----------------------------------------------------------------------------------------------
Boyer St. Mark's Medical Associates #2, Ltd.               20, 21               36,836
-----------------------------------------------------------------------------------------------
                           TOTAL:                                              456,894
-----------------------------------------------------------------------------------------------

                                   EXHIBIT E

                           UNREGISTERED PLEDGED UNITS

 ---------------------------------------------------------------------------------------
                        Member Name              Certificate    Number of Unregistered
                                                    Nos.         Pledged Units Owned
----------------------------------------------------------------------------------------
Amarillo Bell Associates                          105, 106,             29,189
                                                  128, 129
----------------------------------------------------------------------------------------
Boyer-BPMA Holdings, L.C.                            88                 13,093
----------------------------------------------------------------------------------------
Boyer Davis North Medical Associates, Ltd.           95                  8,977
----------------------------------------------------------------------------------------
Boyer Desert Springs, L.C.                        101, 108              76,032
----------------------------------------------------------------------------------------
                           TOTAL:                                      127,291
----------------------------------------------------------------------------------------

                                    EXHIBIT F

                               NOTICE OF EXCHANGE

                                    EXHIBIT G

                                DEFICIENCY NOTICE

                                    EXHIBIT H

                                  LLC AGREEMENT

                                    EXHIBIT I

                          REGISTRATION RIGHTS AGREEMENT

                                       31